UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 14, 2004 (Date of earliest event reported):

GENITOPE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-50425	77-0436313

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

525 Penobscot Drive
Redwood City, California 94063
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 482-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
SIGNATURE

Item 8.01. Other Events.

Our Chairman and Chief Executive Officer, Dan W. Denney, Jr., has advised us that he has entered into a written plan for trading securities in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934 pursuant to which he will gradually sell a portion of the Company common stock owned by him in order to diversify his holdings. The plan calls for weekly sales of shares in amounts dependent upon the prevailing market price. The plan provides for a maximum of 102,400 shares to be sold over a seven-month period. The amounts sold under the plan shall not exceed 41,600 shares during any particular quarter. Selling according to the plan will commence on or after October 6, 2004 and will continue until May 9, 2005, unless sooner terminated.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENITOPE CORPORATION
Dated: September 17, 2004	By:	/s/ John Vuko
John Vuko
Chief Financial Officer